UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of shareholders of Northeast Bancorp (“Northeast”) held on March 18, 2011, shareholders of Northeast approved an amendment (the “Amendment”) to Northeast’s Amended and Restated Articles of Incorporation, which was previously approved and adopted by Northeast’s Board of Directors. The Amendment addresses certain technical concerns raised by the Board of Governors of the Federal Reserve System relating to the convertibility and transferability of non-voting common stock of Northeast.

The Amendment was filed with the Secretary of State of the State of Maine on March 21, 2011. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.07.

Shares were voted at the special meeting as follows:

Voting Common Stock			Non-Voting Common Stock
FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
2,993,940	99,540	11,692	160,245	0	0

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Northeast Bancorp filed on March 21, 2011*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Richard Wayne

Name:	Richard Wayne
Title:	President and Chief Executive Officer

Date: March 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Northeast Bancorp filed on March 21, 2011*

*	Filed herewith

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